UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 11, 2008

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION	38-2726431
(A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550

1-5611	CONSUMERS ENERGY COMPANY	38-0442310
(A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-10.1

Item 1.01 Entry into a Material Definitive Agreement
On September 11, 2008 Consumers Energy Company (“Consumers”) entered into a $150 million Secured Revolving Credit Facility (the “Facility”) with a consortium of banks led by Union Bank of California, N.A. Any amounts drawn under the Facility will be secured by first mortgage bonds of Consumers. The Facility is a short-term facility and contains certain customary affirmative and negative covenants. Consumers expects any drawings under the Facility will be used to support general corporate purposes.
Union Bank of California, N.A. and other members of the lending consortium have provided banking and underwriting services to Consumers in the ordinary course of business.
The foregoing description of the Facility does not purport to be complete and is qualified in its entirety by the provisions of the Facility, respectively, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
4.1	One Hundred Ninth Supplemental Indenture dated as of September 11, 2008 between Consumers and The Bank of New York Mellon.

10.1	$150 million Revolving Credit Agreement dated as of September 11, 2008 between Consumers Energy Company, the Banks, Agent and an LC Issuer, Co-Syndication Agents, and Documentation Agent all as defined therein.
This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K and Consumers Energy’s Form 10-K each for the Year Ended December 31, 2007 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarters Ended March 31, 2008 and June 30, 2008. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: September 16, 2008	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: September 16, 2008	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

4.1	One Hundred Ninth Supplemental Indenture dated as of September 11, 2008 between Consumers and The Bank of New York Mellon.

10.1	$150 million Revolving Credit Agreement dated as of September 11, 2008 between Consumers Energy Company, the Banks, Agent and an LC Issuer, Co-Syndication Agents, and Documentation Agent all as defined therein.